EXHIBIT 10.3

                                SECOND AMENDMENT
                                     TO THE
                             ESSEX SAVINGS BANK, FSB
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         THIS SECOND AMENDMENT to the Essex Savings Bank, FSB Supplemental Executive Retirement Plan ("Plan") is made as of the first day of November, 1997.

         WHEREAS, Essex Savings Bank, FSB (the "Bank") maintains the Essex Savings Bank, FSB Supplemental Executive Retirement Plan (the "Plan") for the benefit of certain of its executive employees and certain executive employees of its subsidiaries; and

         WHEREAS, it is necessary and desirable to amend the Plan in certain respects; and

         WHEREAS, the Bank has reserved the right to amend the Plan from time to time.

         NOW, THEREFORE, the Plan is hereby amended effective November 1, 1997 as follows:

         1. Article III A is amended to add the following sentence at the end thereof:

         Any provision herein to the contrary notwithstanding, no Employee shall earn or otherwise accrue any Pension or Profit-Sharing credits for any Plan Year prior to the year he or she first becomes a Member, but he or she shall receive vesting credit under Article V below for all Years of Service after 1992.

         2. The first sentence of Article IV A of the Plan document is amended to read as follows:

         For each Plan Year in which a Member completes a Year of Service as a Member of the Plan, his Employer shall credit on behalf of the Member a Pension Credit of five percent (5%) of the Members Compensation for the Plan Year.

         3. Exhibit "A" to the Plan document is amended to read as provided in Amended Exhibit "A" attached hereto.

         4. Except as provided above, the Plan shall continue in accordance with its original terms.

         IN TESTIMONY WHEREOF, the Bank has caused this amendment to be executed by its duly authorized officer this 1st day of November, 1997.

                                       ESSEX SAVINGS BANK, FSB



                                       By:  /s/ Gene D. Ross
                                              Its:  Chairman/President/CEO


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                               AMENDED EXHIBIT "A"
                         TO THE ESSEX SAVINGS BANK, FSB
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            (as of November 1, 1997)


Members                                       Plan Year of Initial Membership
-------                                       -------------------------------

Gene D. Ross                                               1993

Earl C. McPherson                                          1993

Roy H. Rechkemmer, Jr.                                     1993

Mary Jo Rawson                                             1997

O.V. Gillikin                                              1997

Steven Sager                                               1997